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                                                                   EXHIBIT 10.8

                             AMENDMENT NUMBER ONE
                                    TO THE
                  CLOVIS COMMUNITY BANK SALARY DEFERRAL PLAN


     WHEREAS, Clovis Community Bank (the "Sponsoring Employer") approved and adopted the Clovis Community Bank Salary Deferral Plan (the "Plan"), with a related trust (the "Trust"); and

     WHEREAS, the Sponsoring Employer most recently restated the Plan and Trust document in its entirety, effective January 1, 1997, in compliance with the Internal Revenue Code of 1986, as amended, which Plan and Trust agreement was adopted by Clovest Corporation as a Member Employer, effective January 1, 1997; and

     WHEREAS, the Sponsoring Employer reserved the right to amend the Plan in
Article 15; and

     WHEREAS, the Sponsoring Employer has determined that it is in the best interests of Plan Participants and their Beneficiaries to amend the Plan to change the definition of the Plan's Entry Date for Eligible Employees of the Member Employers;

     NOW, THEREFORE, RESOLVED, the Plan is hereby amended, effective July 1, 2000, as follows:

     Article 2.21 shall be amended to read as follows:

     "Entry Date" means the first day of each calendar month.


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     IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name on this 6th day of June, 2000.

                                              CLOVIS COMMUNITY BANK
                                              (SPONSORING EMPLOYER)


                                              By   /s/ Daniel J. Doyle
                                                ----------------------------
                                                   Daniel J. Doyle
                                                   President and
                                                   Chief Executive Officer

                                              By   /s/ Daniel N. Cunningham
                                                ----------------------------
                                                   Daniel N. Cunningham
                                                   Chairman of the Board




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